Privileged & Confidential November 16, 2018 Vincent L. Ammann, Jr. By Hand Delivery Dear Vince: The retention agreement you entered into with Washington Gas Light Company on July 6, 2018 (the “Original Agreement”), is hereby being amended. Paragraph 5 of the Original Agreement entitled “Long Term Incentive Plan” is hereby expanded to add the following sentence at the end of that paragraph: Additionally, upon your retirement, vesting of the long-term incentive awards granted to you in October 2017 will accelerate in full (to the extent such awards are still outstanding and unvested), and such awards will be paid out in accordance with terms of the governing award agreements. All other terms of the Original Agreement remain in full force and effect. REMAINDER OF PAGE INTENTIONALLY BLANK SIGNATURE PAGE FOLLOWS CONFIDENTIAL TERMS OF EMPLOYMENT US 5570020

Please sign below to acknowledge your agreement and consent to the above terms and return this Letter to Luanne Gutermuth, EVP and Chief Administrative Officer. Yours sincerely, WASHINGTON GAS LIGHT COMPANY By: /s/ John F. Stark Name: John F. Stark Title: Chairman of the Board /s/ Vincent L. Ammann, Jr. Acknowledged and accepted on this 16th day of November, 2018. SIGNATURE PAGE TO TERMS OF EMPLOYMENT US 5570020